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      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Buko von Krosigk, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Wineshares International, Inc. for the quarterly period ended July 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Wineshares International, Inc.


                                       By:     /s/ Buko von Krosigk
                                               ---------------------------------
                                       Name:   Buko von Krosigk

                                       Title:  Chief Executive Officer

                                       Date:   September 23, 2002



I, Gerard Darmon, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Wineshares International, Inc. for the quarterly period ended July 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Wineshares International, Inc.

                                       By:     /s/ Gerard Darmon
                                               ---------------------------------

                                       Name:   Gerard Darmon

                                       Title:  Vice President Finance
                                               and Director

                                       Date:   September 23, 2002